1 ANNUAL SHAREHOLDERS MEETING 2006

Forward Looking Statements
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements included in the
Company's Form 10-K for the fiscal year ended December 31, 2005, and other periodic reports filed with the Securities and Exchange Commission.

VISION
VISION
•
VISION
Continued leadership in the beverage
manufacturing and distribution industry, by
providing our customers with products of
high value while maintaining integrity and
commitment to deliver shareholder value

4 Polish Economy Polish Economy • GDP – 2006 4.8% • Unemployment – 17.8% • Inflation – 0.7% • Interest Rates – 4% • Currency – EUR 3.87 USD 3.07

2005 Drinks Industry
2005 Drinks Industry
Overview
Overview
- Total alcohol market growth in low single digits primarily led by imports (beer, wine and spirits) and domestic beer
- Spirit excise increase of 3% in February 2005 led to
softness in the domestic spirit market (no perceived impact
on imports)
- CEDC has changed the spirit market landscape by
purchasing the two most profitable distilleries in Poland
- Continued consolidation in the wholesale trade
- Smaller spirit wholesalers continue to struggle to maintain margin

2005 Highlights
2005 Highlights
- Completed acquisitions of three regional distributors
- Continued roll out of IT infrastructure and upgrading of
fleet
- Concluded tender for banking services (significant
savings achieved)
- Expanded internal audit department (successful Sarbanes-
Oxley opinion)
- Continued branch consolidation (over 15 branches
consolidated)

Transformational Year for
Transformational Year for
CEDC
CEDC
- Transformed CEDC from leading distributor to leading
producer and distributor
- Completed acquisitions of the two most profitable
distilleries in Poland
- Obtained control of 32% of the vodka market in Poland
with 4 of the top 10 brands
- The acquisition of Bols together with our existing import
portfolio created the largest import portfolio in Poland
-The acquisition of Polmos Bialystok and Bols enabled
CEDC to tap into growing international vodka market

Rational for
Rational for
Transformation
Transformation
OFFENSIVE
-
Benefits for sales force
through brand ownership
-
Margin expansion
-
Retail/wholesale leverage
-
Export potential from brand
ownership
-
Complimentary portfolio of
vodka brands
-
Larger import portfolio in
growing segment
-
Production synergies
DEFENSIVE
-
Control our own destiny
through brand ownership
-
Control of the margin table
from producer to retailer
-
Market entry for new players
extremely difficult

Business Strategy
Business Strategy
Accelerate direct sales of our own brands
700 strong sales force to focus on selling Bols’ and Bialystok’s brands
Leverage access to 40,000 outlets to grow sales of our brands
Utilize dedicated on-trade sales force to execute brand building in on trade outlets
Dedicated National Key Account and Off Trade sales force to
expand distribution and product listings

CEDC Brands –
CEDC Brands –
Bols
Bols
Vodka
Vodka
#1 Premium Vodka in Poland
One of the most recognized vodka brands in
Poland
Sales of more than 1.5 million cases
Most profitable brand in Poland
Re-launch of new Bols flavors with new package
design

11 Bols Bols Vodka Actions Vodka Actions Focus on improvement of brand visibility in the traditional trade and modern trade

12 Bols Bols Vodka Actions Vodka Actions Focus on improvement of brand visibility in the traditional trade and modern trade Modern trade shelving system for super & hypermarkets

CEDC Brands –
CEDC Brands –
Zubrówka
Zubrówka
Considered to be a vodka in a category of its own
in Poland with a unique flavor and heritage
Leading brand for export potential
Very loyal base of consumers
Strongly connected
with tradition and Polish
culture
Considered one of the top
icons of Poland
Approaching 1 million cases

CEDC Brands –
CEDC Brands –
Soplica
Soplica
One of the oldest vodka brands in Poland
Associated with Polish nobility and heritage
Currently under priority to be exported
New package design and price positioning
executed in August 2005 – 30% growth since
re-launch
New line extensions of flavors launched this year
On target to reach 1 million cases in 2007

CEDC Brands –
CEDC Brands –
Absolwent
Absolwent
#1 Vodka in Poland for last 7 years
One of the top 10 selling vodka brands in the
world
High quality at a reasonable price
Brand has continued to outperform the category
Positioned in the mainstream
Close to 4 million cases sold

Business Strategy
Business Strategy
Reduce costs of goods sold
Leverage purchasing power to reduce cost of raw materials
Largest spirit purchaser in Poland
Purchase over 100 million each of bottles, caps and labels per year
Build rectified spirit plant by early 2007 at our two production sites -> payback within 3 years

Business Strategy
Business Strategy
Reduce key operating overhead expenses
Reduction of headcount by 10% by 2008
Reduction of bad debt expense
Combine purchasing power to reduce key SG&A costs
Continue to consolidate satellite branches
Consolidate back office of CEDC in 2008

Business Strategy
Business Strategy
Develop new brand opportunities
Introduction of new brands for own and third-party brands
Current excess production capacity gives opportunity for
growth of new brands for next three years
Restricted advertising laws in Poland emphasizes new brands
to be developed through distribution
Post rectification (lowering of spirit costs) more aggressive move into private label and economy sector

Business Strategy
Business Strategy
Continued Acquisitions of Producers and Distributors
Grow current 32% production share to 40% by acquiring niche
brands
Utilize excess capacity with acquired niche brands
Targeting mid-single digit multiple on a forward 12 month
basis for brands acquisition
Acquire distributors with at least $100 million in annualized sales for 2006 and 2007

Business Strategy
Business Strategy
Expand higher margin import portfolio
Combination of CEDC’s and Bols’ exclusive imports
strengthens position as a “one stop shop”
Rapid on premise expansion in Poland drives growth
opportunities for imports
Our direct distribution and strong sales force makes us more attractive for additional agency brands
Strong GDP and purchasing power growth in Poland will fuel
consumer demand for imports

Business Strategy
Business Strategy
Expand export sales
Vodka represents the fastest growing category worldwide
Grow Zubrowka exports to reach 750,000 cases within 5 years
(current base 170,000 cases)
Expand export sales for Soplica to 200,000 cases within 5
years
New distributor agreements to be signed in 2006 representing greater value for CEDC
Expand geographical reach of Zubrowka from current small
base

22 Zubrówka Zubrówka – – New Export New Export Package Package

Business Strategy
Business Strategy
Target opportunities outside of Poland
Regional acquisition opportunities (Central and Eastern
Europe)
Target companies with similar business model as CEDC
Leverage our know how and business relations to utilize in
other markets
License production of Bols in Russia

Financial Activities Highlights
Financial Activities Highlights
Completed acquisition financing
325 million EUR bond offering
$117 million private equity placement
Completed two significant producer acquisitions
Bols included in consolidated results as of August 2005
66% of Polmos Bialystok included in consolidated results as
of October 2005

Income Statement Summary
Income Statement Summary
Dec-04 Dec-05 $ Change % Change
Net sales 580,744 749,415 168,671 29%
Gross Margin 74,331 122,047 47,716 64%
as a percentage of sales 12.8% 16.3%
Total selling, general and administrative
expense
45,946 70,405 24,459 53%
as a percentage of sales 7.9% 9.4%
Operating profit
28,385 51,642 23,257 82%
as a percentage of sales 4.9% 6.9%
Total non operating income (expenses) -1,941 -23,768 -21,827 1125%
Income before taxes
26,444 27,874 1,430 5%
Minority Interest 0 2,260
Income tax expense 4,614 5,346 732 16%
Net income
21,830 20,268 -1,562 -7%
Income per FD share 1.31 1.05 (0.25) -19%
Net Income Comparable Basis 21,830 31,322 9,492 43%
Comparable Income per FD share 1.31 1.63 0.32 25%
12 months
Sales up 29%
Improved gross margins
82% growth in operating
profit
Increase in non operating
expenses from bond
interest and acquisition
related expenses
On a comparable basis
25% increase in FD EPS

Other Financial Highlights
Other Financial Highlights
Dec-04 Dec-05 $ Change % Change
EBITDA, adjusted for minority interest 31,992 55,909 23,917 75%
Cash flow from operations 8,861 34,081 25,220 285%
Cash 10,491 60,745 50,254 479%
Total Shareholders Equity 120,316 374,942 254,626 212%
Total Assets 291,704 1,084,472 792,768 272%
12 months

Conclusion
Conclusion
CEDC became the 4th
largest vodka producer in the world
Further consolidation of brands and distribution will
continue – branded products continue to take share
Growing consumer purchasing power will fuel growth of
domestic brands and imports
Leverage our infrastructure for improving shareholder value
Export to play a key profit driver over the next 5 years
Continued consolidation in Central & Eastern Europe with
CEDC taking an active role

28 Family of Fine Beverages